UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

STANDARD MICROSYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

0-7422	11-2234952
(Commission File Number)	(IRS Employer Identification No.)

80 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 435-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 10, 2012, Standard Microsystems Corporation (“SMSC” or the “Company”) held a special meeting of stockholders (the “Special Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, Microchip Technology Management Co., a wholly owned subsidiary of Microchip Technology Incorporated, and the Company, as it may be amended from time to time; (ii) a proposal to approve any motion to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement; and (iii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable.  These proposals are described in more detail in the definitive proxy statement, dated May 31, 2012, filed by SMSC on May 31, 2012.  The number of shares of SMSC common stock outstanding and eligible to vote as of the record date for the Special Meeting, May 30, 2012, was 23,059,887.

 Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To adopt the Agreement and Plan of Merger	17,587,576	79,617	1,437	–
To adjourn the Special Meeting, if necessary, to solicit additional proxies	16,245,137	1,418,957	4,536	–
To approve, on an advisory (non-binding) basis, compensation that may be paid to SMSC’s named executive officers in connection with the merger	12,137,761	4,040,508	1,490,361	–

Item 8.01.	Other Events.

On July 10, 2012, the Company issued a press release announcing the adoption of the merger agreement.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated July 10, 2012, issued by Standard Microsystems Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

Date: July 10, 2012	By:	/s/ Kris Sennesael

		Name:	Kris Sennesael
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated July 10, 2012, issued by Standard Microsystems Corporation.